Exhibit 99.3

ADMINISTRATION AGREEMENT

among

FORD CREDIT AUTO OWNER TRUST 2015-A,
as Issuer,

FORD MOTOR CREDIT COMPANY LLC,
as Administrator

and

THE BANK OF NEW YORK MELLON,
as Indenture Trustee

Dated as of March 1, 2015

i

ADMINISTRATION AGREEMENT, dated as of March 1, 2015 (this “Agreement”), among FORD CREDIT AUTO OWNER TRUST 2015-A, a Delaware statutory trust, as Issuer, FORD MOTOR CREDIT COMPANY LLC, a Delaware limited liability company, as Administrator, and THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee.

BACKGROUND

The Issuer was formed under the Trust Agreement and is issuing the Notes under the Indenture.

The Issuer has entered into agreements for the issuance of the Notes, including the DTC Letter and the Indenture.

The Issuer and the Owner Trustee desire to have the Administrator perform the duties of the Issuer and the Owner Trustee under the Transaction Documents on the terms in this Agreement.

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.                                 Usage and Definitions.  Capitalized terms used but not otherwise defined in this Agreement are defined in Appendix A to the Sale and Servicing Agreement, dated as of March 1, 2015, among Ford Credit Auto Owner Trust 2015-A, as Issuer, Ford Credit Auto Receivables Two LLC, as Depositor, and Ford Motor Credit Company LLC, as Servicer.  Appendix A also contains rules as to usage applicable to this Agreement.  Appendix A is incorporated by reference into this Agreement.

ARTICLE II
ENGAGEMENT OF ADMINISTRATOR

Section 2.1.                                 Engagement.  The Issuer and the Owner Trustee engage the Administrator to perform the duties of the Issuer and the Owner Trustee under the Transaction Documents on the terms in this Agreement and the Administrator accepts the engagement.

Section 2.2.                                 Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related to its obligations under this Agreement, the Depositor will pay the Administrator a fee in an amount agreed upon by the Depositor and the Administrator.

ARTICLE III
DUTIES OF ADMINISTRATOR

Section 3.1.                                 Duties of the Administrator for the DTC Letter.  The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer under the DTC Letter.  The Administrator will monitor the performance of the Issuer and will advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the DTC Letter.  The Administrator will prepare, or cause to be prepared, for execution by the Issuer, or execute as

Administrator on behalf of the Issuer, all documents, reports, filings, instruments, certificates and opinions that are the duty of the Issuer to prepare, file or deliver under the DTC Letter.

Section 3.2.                                 Duties of the Administrator for the Indenture.  The Administrator will consult with the Owner Trustee regarding the duties of the Issuer under the Indenture.  The Administrator will monitor the performance of the Issuer and will advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture.  The Administrator will prepare, or cause to be prepared, for execution by the Issuer, or execute as Administrator on behalf of the Issuer, all documents, reports, filings, instruments, certificates, notices and opinions that are the duty of the Issuer to prepare, file or deliver under the Indenture.  The Administrator will take all action that is the duty of the Issuer or the Owner Trustee to take under the Indenture including (references are to sections of the Indenture):

(a)                                 preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the documents and instruments to the Indenture Trustee (Section 2.2);

(b)                                 causing the Note Register to be kept and giving the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.4(a));

(c)                                  determining whether the requirements of UCC Section 8-401(a) are met (Sections 2.4(b) and (c));

(d)                                 determining whether the requirements of UCC Section 8-405 are met (Section 2.5) and preparing an Issuer Request requesting the Indenture Trustee to authenticate and deliver replacement Notes in lieu of mutilated, destroyed, lost or stolen Notes (Section 2.5);

(e)                                  causing the Indenture Trustee to notify the Noteholders of the final principal payment on their Notes (Section 2.7(b));

(f)                                   causing the Indenture Trustee to release property from the Lien of the Indenture (Section 2.9);

(g)                                  preparing Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.11);

(h)                                 ensuring that the Indenture Trustee maintains an office or agency in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes (Section 3.2);

(i)                                     directing the Indenture Trustee to deposit monies with any Note Paying Agents other than the Indenture Trustee (Section 3.3);

(j)                                    causing any newly appointed Note Paying Agents to deliver to the Indenture Trustee the instrument stated in the Indenture regarding funds held in trust (Section 3.3(b));

(k)                                 directing any Note Paying Agent to pay to the Indenture Trustee all sums to be held by the Indenture Trustee (Section 3.3(c));

(l)                                     obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which the qualification is or will be necessary to protect the validity and enforceability of the Indenture, the Notes and the Collateral (Section 3.4);

(m)                             preparing all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments as may be required for the supplement or amendment and taking all other action as is necessary or advisable to protect the Collateral (Section 3.5);

(n)                                 notifying the Indenture Trustee in an Officer’s Certificate of any Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.6(b));

(o)                                 notifying the Indenture Trustee and the Rating Agencies of any Servicer Termination Event under the Sale and Servicing Agreement and, if the Servicer Termination Event arises from the failure of the Servicer to perform any of its duties and obligations under the Sale and Servicing Agreement for the Receivables, taking all reasonable steps available to cause the Servicer to remedy the failure (Section 3.6(d));

(p)                                 effecting the recording of the Indenture, if applicable, and obtaining an Opinion of Counsel (Section 3.8(a));

(q)                                 delivering the Opinion of Counsel on the Closing Date, the annual Opinions of Counsel as to the Collateral, the annual Officer’s Certificate and other statements as to compliance with the Indenture (Sections 3.8(b) and (c) and Section 3.9);

(r)                                    preparing and obtaining the documents and instruments required for the consolidation or merger of the Issuer with or into any other Person or the conveyance or transfer by the Issuer of any of its properties or assets to any other Person (Section 3.10);

(s)                                   notifying the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture (Section 3.15);

(t)                                    appointing a successor Calculation Agent (Section 3.19);

(u)                                 monitoring the Issuer’s obligations as to the satisfaction and discharge of the Indenture, preparing an Officer’s Certificate and obtaining the required Opinions of Counsel (Section 4.1);

(v)                                 notifying the Indenture Trustee (with a copy of the notice to any Qualified Institution (if not the Indenture Trustee) maintaining any Bank Accounts) of the occurrence of an event in Section 5.1(a)(iii) of the Indenture, which with the giving of notice and the lapse of time would become an Event of Default, describing the Default, the status of the Default and what action the Administrator is taking or proposes to take regarding the Default (Section 5.1);

(w)                               complying with any written directive of the Indenture Trustee for the sale of the Collateral at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default has occurred and is continuing (Section 5.6);

(x)                                 causing the Servicer to comply with its duties and obligations under the Sale and Servicing Agreement (Section 5.17);

(y)                                 removing the Indenture Trustee upon the occurrence of one of the events stated in Section 6.8(b) of the Indenture and appointing a successor Indenture Trustee upon the resignation or removal of the Indenture Trustee (Section 6.8);

(z)                                  notifying the Rating Agencies of the events stated in Section 6.9(a) of the Indenture (Section 6.9);

(aa)                          preparing any written instruments required to confirm the authority of any co-trustee or separate trustee and any written instruments necessary for the resignation or removal of any co-trustee or separate trustee (Section 6.10);

(bb)                          inspecting the Indenture Trustee’s books and records (Section 6.13);

(cc)                            furnishing the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

(dd)                          preparing and, after execution by the Issuer (or, if applicable, by the Servicer on behalf of the Issuer), filing with the Securities and Exchange Commission and delivering to the Indenture Trustee documents and reports required to be filed with the Securities and Exchange Commission and any additional information, documents and reports (or summaries) for compliance by the Issuer with the conditions and covenants of the Indenture required to be filed with the Securities and Exchange Commission under rules and regulations prescribed by the Securities and Exchange Commission (Section 7.3);

(ee)                            notifying the Indenture Trustee of the listing of the Notes on any stock exchange (Section 7.4(b));

(ff)                              preparing, obtaining and filing the instruments, opinions, certificates and other documents required for the release of property from the Lien of the Indenture (Sections 8.4 and 10.1);

(gg)                            preparing Issuer Orders and Officer’s Certificates, providing prior notice to the Rating Agencies, obtaining Opinions of Counsel, evidence of satisfaction of the Rating Agency Condition and the necessary consents for the execution of supplemental indentures and preparing the supplemental indentures and notices for the execution of the supplemental indentures (Sections 9.1 and 9.2);

(hh)                          causing the execution of, and after execution by the Issuer, the delivery of new Notes conforming to any supplemental indenture (Section 9.6);

(ii)                                  causing the Indenture Trustee to notify the Noteholders of the redemption of the Notes (Section 10.1);

(jj)                                preparing all Officer’s Certificates and obtaining Opinions of Counsel and Independent Certificates for any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a)); and

(kk)                          preparing Officer’s Certificates and obtaining Independent Certificates, if necessary, for the release of property from the Lien of the Indenture (Section 11.1(c)).

Section 3.3.                                 Additional Duties.

(a)                                 The Administrator will perform all duties required to be performed by the Administrator under the Indenture.

(b)                                 In addition to the duties of the Administrator in Sections 3.1 and 3.2, the Administrator will perform calculations and will prepare, file and deliver on behalf of the Issuer or the Owner Trustee, all documents that the Issuer or the Owner Trustee is required to prepare, file or deliver under the Transaction Documents, and at the request of the Owner Trustee will take all appropriate action that the Issuer or the Owner Trustee is required to take under the Transaction Documents.  Subject to Section 6.1 of this Agreement, the Administrator will administer, perform or supervise the performance of all other activities for the Collateral (including those under the Transaction Documents) that are not covered by any of the foregoing provisions and that are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator, including:

(i)             obtaining and maintaining, at its own expense, any licenses required to be obtained or maintained by the Issuer under the laws of any State for the Issuer’s duties and obligations under the Transaction Documents; and

(ii)          notifying the Owner Trustee, on or before the Closing Date and from time to time thereafter, of any licenses required to be obtained or maintained by the Owner Trustee under the laws of any State for the duties and obligations of the Owner Trustee under the Transaction Documents.

(c)                                  The Administrator will be responsible for performing the duties of the Owner Trustee in Section 2.11 of the Trust Agreement, except that if the Owner Trustee is notified by the Administrator that the Issuer is deemed to be taxable as a partnership for U.S. federal income tax purposes, the Owner Trustee will retain responsibility for the distribution to the Depositor and the holder of the Residual Interest all information as may be required to enable the Depositor and any holder to prepare its U.S. federal and State income tax returns.

(d)                                 The Administrator will be responsible for notifying the Owner Trustee if any withholding tax is imposed on the Issuer’s payments (or allocations of income) to the holder of the Residual Interest as contemplated by Section 4.1(c) of the Trust Agreement, the amount of any withholding tax required to be withheld by the Owner Trustee under Section 4.1(c) of the Trust Agreement and the procedures to be followed to comply with the requirements under the Code.  The Administrator will notify the Owner Trustee in each instance that any additional tax withholding is subsequently required or any previously required tax withholding is no longer required.

(e)                                  The Administrator will perform the duties of the Administrator stated in Sections 7.2, 7.3 and 9.2 of the Trust Agreement required to be performed for the resignation or removal of the Owner Trustee and any other duties required to be performed by the Administrator under the Trust Agreement.

(f)                                   The Administrator will either prepare, execute and deliver, or will direct the Servicer or the Depositor, as applicable, to prepare, execute and deliver, on behalf of the Issuer all certificates and other documents required to be delivered by the Sarbanes-Oxley Act of 2002.

(g)                                  Upon final distribution of any funds to the holder of the Residual Interest, the Administrator will direct the Owner Trustee to cause the Certificate of Trust to be cancelled in accordance with Section 8.1(c) of the Trust Agreement.

Section 3.4.                                 Audits of the Administrator.  The Administrator will, upon reasonable prior notice, permit any authorized representative of the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee, during the Administrator’s normal business hours, to examine and audit the books of account, records, reports and other documents and materials of the Administrator relating to the performance of the Administrator’s obligations under this Agreement.  In addition, the Administrator will permit the representatives to discuss the same with the Administrator’s officers and Independent certified public accountants, all at reasonable times and as often as may reasonably be requested.  Each of the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee will, and will cause its authorized representatives to, hold in confidence all information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the party, may reasonably determine that the disclosure is consistent with its obligations under this Agreement.

Section 3.5.                                 Additional Information To Be Furnished to the Issuer.  The Administrator will furnish to the Issuer all additional information regarding the Collateral as the Issuer may reasonably request.

Section 3.6.                                 Updating List of Responsible Persons.  The Administrator may from time to time provide notice to the Owner Trustee, the Indenture Trustee, the Servicer and the Depositor specifying the individuals who are authorized to act as a “Responsible Person” for the Administrator.

Section 3.7.                                 Prohibition on Some Actions.  Notwithstanding anything to the contrary in this Agreement, the Administrator will not (a) make any payments to the Noteholders under the Transaction Documents, (b) sell the Collateral under Section 5.6 of the Indenture or (c) take any other action that the Owner Trustee or the Indenture Trustee directs the Administrator not to take on its behalf.

ARTICLE IV
INDEMNIFICATION

Section 4.1.                                 Indemnification.

(a)                                 The Depositor and the Administrator will, jointly and severally, indemnify, defend and hold harmless the Indenture Trustee (in each of its capacities under the Transaction Documents, including as a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC under the Control Agreement) and its officers, directors, employees and agents, from and against any and all costs, expenses, losses, damages, claims and liabilities (including the reasonable compensation, expenses and disbursements of the Indenture Trustee’s agents, counsel, accountants and experts) incurred by it for the administration of and the performance of its duties under the Indenture, including the costs and expenses of defending itself against any loss, damage, claim or liability incurred by it for the exercise or performance of any of its powers or duties under the Indenture and the other Transaction Documents, but excluding any cost, expense, loss, damage, claim or liability (i) incurred by the Indenture Trustee through the Indenture Trustee’s willful misconduct, bad faith or negligence (except for errors in judgment) or (ii) arising from the Indenture Trustee’s breach of any of its representations or warranties in the Indenture.

(b)                                 The Depositor and the Administrator will, jointly and severally, indemnify, defend and hold harmless the Owner Trustee and its officers, directors, employees and agents, from and against any and all costs, expenses, losses, damages, claims and liabilities (including the reasonable compensation, expenses and disbursements of the Owner Trustee’s agents, counsel, accountants and experts) incurred by it for the administration of and the performance of its duties under the Trust Agreement, including the costs and expenses of defending itself against any loss, damage, claim or liability incurred by it for the exercise or performance of any of its powers or duties under the Indenture, but excluding any cost, expense, loss, damage, claim or liability (i) incurred by the Owner Trustee through the Owner Trustee’s own willful misconduct, bad faith or negligence (except for errors in judgment) or (ii) arising from the Owner Trustee’s breach of any of its representations or warranties in the Trust Agreement.

(c)                                  The Depositor and the Administrator will, jointly and severally, indemnify, defend and hold harmless the Issuer and its officers, directors, employees and agents, from and against any and all costs, expenses, losses, damages, claims and liabilities (including the reasonable compensation, expenses and disbursements of the Issuer’s agents, counsel, accountants and experts) incurred as a result of the Issuer’s failure to be licensed as a “debt collector”, “debt collection agency” or any substantially similar designation, as required by any federal, State or local law or regulation.  If, under a final, non-appealable judgment in any jurisdiction, any fine or penalty is imposed upon the Issuer for a Receivable under any law or regulation as a result of its failure to be so licensed, the Administrator, in its capacity as Servicer, will purchase from the Issuer the Receivable in accordance with Section 3.2 of the Sale and Servicing Agreement.

(d)                                 Promptly upon receipt by any Indemnified Person of notice of the commencement of any Proceeding against any Indemnified Person, the Indemnified Person will, if a claim is to be made against the Depositor or the Administrator under Section 4.1(a), (b) or (c), notify the

Depositor and the Administrator of the commencement of the Proceeding.  The Depositor or the Administrator may participate in and assume the defense and settlement of any Proceeding at its expense, and no settlement of any Proceeding may be made without the approval of the Depositor or the Administrator and the Indemnified Person, which approvals will not be unreasonably withheld, delayed or conditioned.  After notice from the Depositor or the Administrator to the Indemnified Person of the Depositor’s or the Administrator’s intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Depositor or the Administrator so assumes the defense of the Proceeding in a manner reasonably satisfactory to the Indemnified Person, as applicable, the Depositor or the Administrator will not be liable for any legal expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Depositor or the Administrator and an Indemnified Person, in which case the Depositor or the Administrator will pay for the separate counsel to the Indemnified Person which is reasonably satisfactory to the Administrator.  The obligations of the Administrator under this Article IV will survive the termination of this Agreement.

ARTICLE V
RESIGNATION AND REMOVAL OF THE ADMINISTRATOR;
TERM OF AGREEMENT

Section 5.1.                                 Resignation and Removal of the Administrator.

(a)                                 Subject to Section 5.2(a), the Administrator may resign its duties under this Agreement by providing the Issuer, the Owner Trustee and the Indenture Trustee with at least 60 days’ prior notice.

(b)                                 Subject to Section 5.2(a), if any of the following events occurs and is continuing, the Owner Trustee, with the consent of Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class (or if no Notes are Outstanding, the holder of the Residual Interest), by notice to the Administrator may terminate all of the rights and obligations of the Administrator under this Agreement:

(i)             the Administrator defaults in the performance of any of its duties under this Agreement and, after notice of the default by the Issuer, the Indenture Trustee or the Owner Trustee, does not cure the default within 15 days (or, if the default cannot be cured in that time, does not give within 15 days assurance of cure as is reasonably satisfactory to the Issuer); or

(ii)          an Insolvency Event occurs for the Administrator.

(c)                                  The Administrator will notify the Issuer and the Indenture Trustee within five Business Days after the occurrence of an Insolvency Event for the Administrator.

Section 5.2.                                 Appointment of Successor Administrator.

(a)                                 No resignation or removal of the Administrator under Section 5.1(a) or (b) will be effective until (i) a successor Administrator has been appointed by the Issuer at the direction of Noteholders of a majority of the Note Balance of the Controlling Class, or if no Notes are

Outstanding, by the holder of the Residual Interest, (ii) the successor Administrator has executed, acknowledged and delivered to the Issuer and to its predecessor Administrator an instrument accepting its appointment under this Agreement and (iii) the Rating Agency Condition has been satisfied for the proposed appointment.  The Issuer will notify the Indenture Trustee of any resignation or removal.

(b)                                 Upon the appointment of a successor Servicer under the Sale and Servicing Agreement, the Administrator will immediately resign and the successor Servicer will automatically become the Administrator under this Agreement.

Section 5.3.                                 Action upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of this Agreement under Section 5.4 or the resignation or removal of the Administrator under Sections 5.1 or 5.2(b), the Administrator will be entitled to be paid all fees and reimbursable expenses accruing to it through the date of the termination, resignation or removal.  If this Agreement is terminated under Section 5.4, the Administrator will promptly deliver to the Issuer all property and documents relating to the Collateral then in the custody of the Administrator.  If the Administrator resigns or is removed under Sections 5.1 or 5.2(b), the Administrator will cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator to the successor Administrator.

Section 5.4.                                 Term of Agreement.  This Agreement will continue in force until the termination of the Issuer in accordance with Section 8.1 of the Trust Agreement, upon which event this Agreement will automatically terminate.

ARTICLE VI
MISCELLANEOUS

Section 6.1.                                 Independence of the Administrator.  The Administrator will be an independent contractor and will not be subject to the supervision of the Issuer or the Owner Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement.  Unless expressly authorized by the Issuer, the Administrator will have no authority to act for or represent the Issuer or the Owner Trustee in any way and will not otherwise be deemed an agent of the Issuer or the Owner Trustee.  Nothing in this Agreement will make the Administrator and either of the Issuer or the Owner Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Section 6.2.                                 Transactions with Affiliates; Other Transactions.  In carrying out any of its obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates.  Nothing in this Agreement will prevent the Administrator or its Affiliates from engaging in other businesses or from acting in a similar capacity as an administrator for any other person or entity even though that person or entity may engage in business activities similar to those of the Issuer.

Section 6.3.                                 Amendments.  This Agreement may be amended by a written amendment executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the consent of the Owner Trustee, without the consent of the Noteholders, so long as the Issuer or the Administrator delivers an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that the amendment will not have a material adverse effect on the Notes.  This Agreement also may be amended by the Issuer, the Administrator and the Indenture Trustee with the consent of the Owner Trustee and the Noteholders of a majority of the Note Balance of each Class of Notes (with each affected Class voting separately, except that all Noteholders of Class A Notes will vote together as a single class); provided that no amendment may reduce the percentage of the Noteholders required to consent to any amendment, without the consent of each Noteholder adversely affected.

Section 6.4.                                 Notices.

(a)                                 All notices, requests, demands, consents, waivers or other communications to or from the parties to this Agreement must be in writing and will be deemed to have been given:

(i)             upon delivery or, in the case of a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail;

(ii)          in the case of a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)       in the case of an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)      in the case of an electronic posting to a password-protected website to which the recipient has been provided access, upon delivery (without the requirement of confirmation of receipt) of an email to that recipient stating that the electronic posting has occurred.

Any notice, request, demand, consent or other communication must be delivered or addressed as set forth on Schedule B to the Sale and Servicing Agreement or at another address as any party may designate by notice to the other parties.

(b)                                 Any notice required or permitted to be mailed to a Noteholder (i) in the case of Definitive Notes, must be sent by overnight delivery, mailed by registered first class mail, postage prepaid, or sent by fax, to the address of that Person as shown in the Note Register or (ii) in the case of Book-Entry Notes, must be delivered under the applicable procedures of the Clearing Agency.  Any notice so mailed within the time prescribed in this Agreement will be conclusively presumed to have been properly given, whether or not the Noteholder receives the notice.

Section 6.5.                                 Assignment.  This Agreement may not be assigned by the Administrator unless the Administrator obtains the consent of the Issuer and the Owner Trustee and satisfaction of the Rating Agency Condition for the action.  However, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee or satisfaction of the Rating Agency Condition to a Person that is a successor (by merger, consolidation or purchase of assets) to the Administrator or to an Affiliate of the Administrator; provided, that the Person or Affiliate executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which that Person or Affiliate agrees to be bound under this Agreement in the same manner as the Administrator is bound under this Agreement.  Subject to the foregoing, this Agreement will bind any successors or assigns of the parties to this Agreement.

Section 6.6.                                 Third-Party Beneficiary.  This Agreement will inure to the benefit of and be binding upon the parties to this Agreement.  The Owner Trustee will be a third-party beneficiary of this Agreement.  Except as otherwise provided in this Agreement, no other Person will have any right or obligation under this Agreement.

Section 6.7.                                 GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6.8.                                 Submission to Jurisdiction.  The parties submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Agreement.  The parties irrevocably waive, to the fullest extent they may do so, any objection that they may now or hereafter have to the laying of the venue of any proceeding brought in one of those courts and any claim that any proceeding brought in one of those courts has been brought in an inconvenient forum.

Section 6.9.                                 WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 6.10.                          Severability.  If any of the covenants, agreements or terms of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining covenants, agreements or terms of this Agreement and will in no way affect the validity, legality or enforceability of the remaining Agreement.

Section 6.11.                          Counterparts.  This Agreement may be executed in any number of counterparts. Each counterpart will be an original, and all counterparts will together be one and the same instrument.

Section 6.12.                          Headings.  The headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement.

Section 6.13.                          No Petition.

(a)                                 Notwithstanding any prior termination of this Agreement, the Depositor, the Administrator, the Owner Trustee and the Indenture Trustee will not, before the date which is one year and one day (or, if longer, any applicable preference period) after the payment in full of the Notes, institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any U.S. federal or State bankruptcy or similar law.

(b)                                 Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee and the Indenture Trustee will not, before the date which is one year and one day (or, if longer, any applicable preference period) after the payment in full of all securities issued by the Depositor or by a trust for which the Depositor was depositor, institute against, or join any other Person in instituting against, the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any U.S. federal or State bankruptcy or similar law.

Section 6.14.                          Not Applicable to Ford Credit in Other Capacities.  Nothing in this Agreement will affect any right or obligation Ford Credit may have in any other capacity.

Section 6.15.                          Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)                                 This Agreement has been signed on behalf of the Issuer by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer.  In no event will U.S. Bank Trust National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under this Agreement or in any of the certificates, notices or agreements delivered under this Agreement.  For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer under this Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

(b)                                 This Agreement has been signed by The Bank of New York Mellon, not in its individual capacity but solely as Indenture Trustee.  In no event will The Bank of New York Mellon have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under this Agreement or in any of the certificates, notices or agreements delivered under this Agreement, as to all of which recourse will be had solely to the assets of the Issuer.  For all purposes of this Agreement, the Indenture Trustee will be subject to, and entitled to the benefits of, the terms and provisions of the Indenture.

[Remainder of Page Intentionally Left Blank]

EXECUTED BY:

FORD CREDIT AUTO OWNER TRUST 2015-A,
as Issuer

	By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

	By:	/s/ Annette Morgan
		Name:	Annette Morgan
		Title:	Assistant Vice President

THE BANK OF NEW YORK MELLON,
not in its individual capacity but solely as Indenture Trustee

	By:	/s/ Esther Antoine
		Name:	Esther Antoine
		Title:	Vice President

FORD MOTOR CREDIT COMPANY LLC,
as Administrator

	By:	/s/ Samuel P. Smith
		Name:	Samuel P. Smith
		Title:	Assistant Treasurer

AGREED AND ACCEPTED BY:

FORD CREDIT AUTO RECEIVABLES
TWO LLC, as Depositor

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

[Signature Page to Administration Agreement]